SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 4, 2012

Corporate Asset Backed Corporation, on behalf of CABCO Trust for J.C. Penney Debentures

(Exact name of registrant as specified in its charter)

Delaware	033-91744-02	22-3281571
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

68 South Service Road Suite 120 Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 587-4700

445 Broad Hollow Road, Suite 239, Melville, NY 11747

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

This current report on Form 8-K relates to the semi-annual distribution reported to the holders of CABCO Trust for J.C. Penney Debentures (the “Trust”) Trust Certificates (the “Certificates”) relating to the J.C. Penney Company, Inc. 7  5/8 % Debentures due March 1, 2097 (the “JCP Debentures”), which was made on September 4, 2012.

The Trust was created by the Amended and Restated Trust Agreement, dated as of March 25, 1999, between Corporate Asset Backed Corporation, as the depositor (the “Depositor”), and U.S. Bank National Association as successor trustee (the “Trustee”) to The Bank of New York, providing for the issuance of $52,650,000 aggregate certificate principal balance of Certificates. The Certificates do not represent obligations of or interests in the Depositor or the Trustee. The Certificates represent beneficial interests in the Trust. The Trust’s assets consist primarily of $52,650,000 principal amount of the JCP Debentures. J.C. Penney Company, Inc. is subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance with those requirements files periodic and current reports and other information (including financial information) with the Securities and Exchange Commission (“SEC”) (File No. 001-00777). You may read and copy any reports, statements and other information filed by J.C. Penney Company, Inc. with the SEC (a) over the Internet at the SEC website at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the SEC and (b) at the SEC’s public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can also request copies of these documents upon payment of a copying fee, by writing to the SEC’s public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on J.C. Penney Company, Inc. and please refer to these periodic and current reports filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

99.1	Trustee’s Distribution Report with respect to the September 4, 2012 Distribution Date for the CABCO Trust for J.C. Penney Debentures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORPORATE ASSET BACKED CORPORATION, as Depositor of CABCO Trust for J.C. Penney Debentures

By:	/s/ George Baldwin
Name: George Baldwin
Title: Vice President

Date: September 6, 2012

EXHIBIT INDEX

Exhibit

99.1	Trustee’s Distribution Report with respect to the September 4, 2012 Distribution Date for the CABCO Trust for J.C. Penney Debentures.